UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

VARAGON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	000-56450	30-1206578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

151 West 42nd Street, 53rd Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 235-2600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 26, 2024 (the “Closing Date”), Varagon Capital Corporation (the “Company”) completed its $493.770 million term debt securitization (the “2024 Debt Securitization”), also known as a collateralized loan obligation, in connection with which a subsidiary of the Company issued the Debt (as defined below). The 2024 Debt Securitization is subject to the Companys’ overall asset coverage requirement.

The debt offered in the 2024 Debt Securitization was issued and incurred by VCC CLO 1, LLC (the “Issuer”), an indirect, wholly-owned and consolidated subsidiary of the Company, and consists of (i) Class A-1 Senior Secured Floating Rate Notes, Class A-2 Senior Secured Floating Rate Loans, Class B Senior Secured Floating Rate Notes, Class B Senior Secured Floating Rate Loans and the Class C Mezzanine Secured Deferrable Floating Rate Notes (collectively, the “Secured Debt”), and (ii) the subordinated notes (the “Subordinated Notes” and, together with the Secured Debt, the “Debt”), the terms of which are summarized in the table below:

Class	Par Size ($)	Ratings (S&P)	Ratings (Fitch)	Coupon
Class A-1 Notes	280,000,000	AAA (sf)	AAA (sf)	SOFR + 1.71%
Class A-2 Loans	30,000,000	AAA (sf)	N/A	SOFR + 1.85%
Class B Notes	7,000,000	AA (sf)	N/A	SOFR + 2.15%
Class B Loans	23,000,000	AA (sf)	N/A	SOFR + 2.15%
Class C Notes	37,500,000	A (sf)	N/A	SOFR + 2.65%
Subordinated Notes	116,270,000	N/A	N/A	N/A

VCC CLO 1 Depositor, LLC (the “Depositor”), a direct, wholly-owned subsidiary of the Company, retained all of the Subordinated Notes issued in the 2024 Debt Securitization.

The 2024 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans and participation interests therein, which is managed by the Company pursuant to a collateral management agreement entered into with the Issuer on the Closing Date (the “Collateral Management Agreement”). The Company has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The Debt is scheduled to mature on October 20, 2036; however, the Debt may be redeemed by the Issuer, at the written direction of (i) a majority of the Subordinated Notes with the consent of the Company or (ii) the Company, in each case, on any business day on or after November 26, 2026.

As part of the 2024 Debt Securitization, the Company, the Depositor and the Issuer entered into a loan sale and contribution agreement on the Closing Date (the “Sale Agreement”), pursuant to which the Company sold, transferred, assigned, contributed or otherwise conveyed to the Depositor and the Depositor subsequently sold, transferred, assigned, contributed or otherwise conveyed to the Issuer the loans and participations therein securing the 2024 Debt Securitization for the purchase price and other consideration set forth in the Sale Agreement. Following this transfer, the Issuer, and not the Depositor or the Company, holds all of the ownership interest in such loans and participations therein. The Company made customary representations, warranties and covenants in the Sale Agreement.

The Secured Debt is a secured obligation of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the indenture and security agreement governing the Debt includes customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2024 Debt Securitization contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2 and 10.3, incorporated into this Current Report on Form 8-K by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 26, 2024, the Company terminated in full (i) the Loan and Security Agreement, dated as of June 2, 2022 (the “JPM Loan Agreement” and the revolving credit facility thereunder, the JPM Facility) among the Company, as servicer, VCC Funding, LLC (“VCC Funding”), as borrower, the lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and the collateral administrator, collateral agent and securities intermediary party thereto, and (ii) the security interest over the collateral granted by VCC Funding to the collateral agent pursuant to the JPM Loan Agreement and the other Loan Documents (as defined in the JPM Loan Agreement), each pertaining to the JPM Facility. The JPM Facility terminated upon the satisfaction of all obligations and liabilities of the Company to secured parties thereunder, including, without limitation, payments of principal and interest, other fees, breakage costs and other amounts owing to the secured parties.

Item 2.03.	Creation of Direct Financial Obligation

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1*	Indenture and Security Agreement, dated as of November 26, 2024, by and between VCC CLO 1, LLC, as Issuer, and State Street Bank and Trust Company, as Collateral Trustee.

10.2	Collateral Management Agreement, dated as of November 26, 2024, by and between VCC CLO 1, LLC, as Issuer, and Varagon Capital Corporation, as Collateral Manager.

10.3*	Loan Sale and Contribution Agreement, dated as of November 26, 2024, by and among Varagon Capital Corporation, as the Transferor, VCC CLO 1 Depositor, LLC, as the Depositor, and VCC CLO 1, LLC, as the Issuer.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARAGON CAPITAL CORPORATION

Date: December 2, 2024	By:	/s/ Walter J. Owens
	Name:	Walter J. Owens
	Title:	Chief Executive Officer

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